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                              WM VARIABLE TRUST

                        1201 THIRD AVENUE, 22ND FLOOR
                          SEATTLE, WASHINGTON 98101

                  SUPPLEMENT DATED DECEMBER 31, 1999, TO THE
        PROSPECTUS DATED APRIL 30, 1999, AS SUPPLEMENTED JUNE 22, 1999

    The following modifies information presented under the heading "Individual Fund Managers" beginning on page 36 of the Prospectus:

    1.   Short Term High Quality Bond Fund

    Craig V. Sosey is primarily responsible for the day-to-day management of the Short Term High Quality Bond Fund.

    2.   Growth & Income Fund

    Randall L. Yoakum, CFA and Stephen Q. Spencer, CFA co-manage the Growth & Income Fund. Mr. Spencer has been employed by the Advisor since September 1999. Prior to that, Mr. Spencer was a portfolio manager and senior equity analyst for Smoot, Miller, Cheney & Co. since 1985.

    3.   Emerging Growth Fund

    Linda C. Walk, CFA is primarily responsible for the day-to-day management of the Emerging Growth Fund.

    4. Strategic Growth Portfolio, Conservative Growth Portfolio, Balanced Portfolio, Flexible Income Portfolio, Income Portfolio
         (the "Portfolios")

    Randall L. Yoakum, CFA leads a team of investment professionals responsible for the day-to-day management of the Portfolios.

                    PLEASE RETAIN THIS SUPPLEMENT WITH THE
                       PROSPECTUS FOR FUTURE REFERENCE.